Exhibit 99.1 News September 10, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 ONEOK Announces Second Expansion of the West Texas LPG Pipeline System TULSA, Okla. – Sept. 10, 2018 – ONEOK, Inc. (NYSE: OKE) today announced plans to invest approximately $295 million to expand its West Texas LPG Limited Partnership (West Texas LPG) pipeline system, which provides natural gas liquids (NGL) takeaway capacity for Permian Basin producers. The expansion project, which is expected to be completed in the first quarter 2020, is supported by long-term dedicated NGL production from six third-party natural gas processing plants in the Permian Basin that are expected to produce up to 60,000 barrels per day (bpd) of NGLs. The expansion includes the construction of:  Four new pump stations, two pump station upgrades and pipeline looping that will increase the West Texas LPG mainline capacity by 80,000 bpd.  Additional infrastructure to connect West Texas LPG with ONEOK’s previously announced Arbuckle II Pipeline project. “This second expansion of the West Texas LPG Pipeline system will serve continued growth in the Permian Basin and positions ONEOK for additional future expansion opportunities in the Permian,” said Terry K. Spencer, ONEOK president and chief executive officer. Based on the initial contracted volume, the expansion project is expected to generate an adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) multiple of four to six times. ONEOK continues discussions with producers and processors in the region for additional potential volume commitments. ONEOK’s previously announced 110,000 bpd pipeline lateral extension of the West Texas LPG system into the Delaware Basin and expansion of the existing mainline system is currently under construction and expected to be in service in September 2018. The West Texas LPG Pipeline is an NGL pipeline system that provides takeaway capacity to Permian Basin producers and consists of approximately 2,600 miles of NGL pipeline -more-

ONEOK Announces Second Expansion of the West Texas LPG Pipeline System September 10, 2018 Page 2 in Texas and New Mexico. The system provides transportation services to the Mont Belvieu market center from nearly 40 third-party natural gas processing plants located in the Permian Basin. The Permian Basin in southeastern New Mexico and western Texas is the largest crude oil and natural gas producing basin in the U.S. NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release forward-looking estimates for adjusted EBITDA expected to be generated by the announced capital-growth projects. Adjusted EBITDA is a non- GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items. Adjusted EBITDA is useful to investors because it and similar measures, are used by many companies in the industry as a measure of financial performance and commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare the financial performance of ONEOK with the performance of other companies within its industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of estimated adjusted EBITDA to GAAP net income is not provided because the GAAP net income generated by the projects is not available without unreasonable efforts. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter. Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such -more-

ONEOK Announces Second Expansion of the West Texas LPG Pipeline System September 10, 2018 Page 3 as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2017 and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ### -more-